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                                                                    EXHIBIT 10.2

                       CONSENT AND AGREEMENT OF GUARANTORS

            Reference is made to that Credit Agreement dated as of June 27, 2003 among Granite Construction Incorporated, Bank of America, N.A., as Administrative Agent, and the Lenders party thereto (as amended, the "Credit Agreement"). Each of the undersigned, in its capacity as a Guarantor (hereinafter defined), acknowledges that its consent to the foregoing First Amendment Agreement to the Credit Agreement dated as of September 15, 2004 (the "Amendment") is not required, but each Guarantor nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of that Continuing Guaranty Agreement dated as of June 27, 2003, (the "Guaranty") made by Granite Construction Company, a California corporation, Granite Land Company, a California corporation, Intermountain Slurry Seal, Inc., a Wyoming corporation, Pozzolan Products Company, a Utah corporation, GILC, L.P. a California limited partnership, Granite Halmar Construction Company, Inc., a New York corporation (each a "Guarantor" and collectively, the "Guarantors"), in favor of each Guaranteed Party or any other Loan Document executed by a Guarantor (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

                  Each Guarantor further agrees that its respective Guaranty shall be amended as follows:

            (a) Section 3.1 is amended by deleting such section in its entirety and replacing it with the following:

                  "Section 3.1 Nature and Application of Payments. Each
            Guarantor shall make all payments hereunder in immediately available lawful money in the Obligation Currency (as hereinafter defined) or, if required by the Administrative Agent, in lawful money of the United States, in each case, in immediately available funds without deduction or withholding (whether for taxes (whether income, excise, or otherwise) or offset). Without regard to the form in which received, the Guaranteed Parties may apply any payment with respect to the Guaranteed Obligations or any other amounts due hereunder in such order as the Guaranteed Parties shall in their sole and absolute discretion determine, irrespective of any contrary instructions received from any other Person."

            (b) Article IX is amended by adding the following Section 9.4 and
Section 9.5 immediately after Section 9.3 thereof:

                  "Section 9.4 Foreign Currency. If any claim arising under or related to this Guaranty is reduced to judgment denominated in a currency (the "Judgment Currency") other than the currencies in which the Guaranteed Obligations are denominated (collectively, the "Obligation Currency"), the judgment shall be for the equivalent in the Judgment Currency of the amount of the claim denominated in the Obligations Currency included in the judgment, determined as of the date of judgment. The equivalent of any Obligations Currency amount in any Judgment Currency shall be calculated at the spot rate for the purchase of the Obligations Currency with the Judgment Currency quoted by the Administrative Agent in the

                                       1
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            place of the Administrative Agent's choice at or about 8:00 a.m.
            (San Francisco time) on the date for determination specified above. The Guarantor shall indemnify and hold the Guaranteed Parties harmless from and against all loss or damage resulting from any change in exchange rates between the date any claim is reduced to judgment and the date of payment thereof by the Guarantor. If the Guaranteed Parties so notify the Guarantor in writing, at the Administrative Agent's sole and absolute discretion, payments under this Guaranty shall be the U.S. Dollar equivalent of the Guaranteed Obligations or any portion thereof, determined as of the date payment is made."

                  "Section 9.5 USA PATRIOT Act Notice. Each Lender that is
            subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Guarantor that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law on October 26,
            2001)) (the "Act"), it is required to obtain, verify and record information that identifies each Guarantor, which information includes the name and address of each Guarantor and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Guarantor in accordance with the Act."

            Each capitalized term used but not otherwise defined in the Guaranty or herein, shall have the meanings assigned to them in the Credit Agreement (as amended by the Amendment).

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGES FOLLOW]

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            This Consent and Agreement of Guarantors shall constitute a Loan
Document under the Credit Agreement and may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one instrument.

                                       GRANITE CONSTRUCTION COMPANY,
                                       a California corporation

                                       By: /s/ William G. Dorey
                                          -------------------------------------
                                           William G. Dorey
                                           President & Chief Executive Officer

                                       By: /s/ William E. Barton
                                          -------------------------------------
                                           William E. Barton
                                           Chief Financial Officer

                                       GRANITE LAND COMPANY,
                                       a California corporation

                                       By: /s/ Mark E. Boitano
                                          -------------------------------------
                                           Mark E. Boitano
                                           Executive Vice President, Granite
                                           Construction Incorporated

                                       By: /s/ William E. Barton
                                          -------------------------------------
                                           William E. Barton
                                           Chief Financial Officer, Granite
                                           Construction Incorporated

                                       INTERMOUNTAIN SLURRY SEAL, INC.,
                                       a Wyoming corporation

                                       By: /s/ Michael L. Thomas
                                          -------------------------------------
                                           Michael L. Thomas
                                           President

                                       By: /s/ David J. Brunton
                                          -------------------------------------
                                           David J. Brunton
                                           Chief Financial Officer

            [SIGNATURE PAGE 1 TO CONSENT AND AGREEMENT OF GUARANTORS]

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                                       POZZOLAN PRODUCTS COMPANY (P.P.C.),
                                       a Utah corporation

                                       By: /s/ Michael L. Thomas
                                          -------------------------------------
                                           Michael L. Thomas
                                           President

                                       By: /s/ David J. Brunton
                                          -------------------------------------
                                           David J. Brunton
                                           Chief Financial Officer

                                       GILC, L.P.,
                                       a California Limited Partnership

                                       By: GILC Incorporated
                                       its General Partner

                                       By: /s/ William E. Barton
                                          -------------------------------------
                                           William E. Barton
                                           President & Chief Executive Officer

                                       By: /s/ Roxane C. Allbritton
                                          -------------------------------------
                                           Roxane C. Allbritton
                                           Chief Financial Officer

                                       GRANITE HALMAR CONSTRUCTION COMPANY,
                                       INC., a New York corporation

                                       By: /s/ William G. Dorey
                                          -------------------------------------
                                           William G. Dorey
                                           President & Chief Executive Officer

                                       By: /s/ William E. Barton
                                          -------------------------------------
                                           William E. Barton
                                           Chief Financial Officer

            [SIGNATURE PAGE 2 TO CONSENT AND AGREEMENT OF GUARANTORS]

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DATED September 15, 2004
Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:  /s/ Suzie Anna Wan
   -----------------------------------
     Suzie Anna Wan
     AVP

            [SIGNATURE PAGE 3 TO CONSENT AND AGREEMENT OF GUARANTORS]